Exhibit 99.2

Endurance Specialty Holdings Ltd.

INVESTOR FINANCIAL SUPPLEMENT

FOURTH QUARTER 2008

Endurance Specialty Holdings Ltd. Wellesley House, 90 Pitts Bay Rd. Pembroke HM 08, Bermuda

Investor Relations Phone: (441) 278-0988 Fax: (441) 278-0493 email: investorrelations@endurance.bm

This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Financial Supplement Table of Contents

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only to the date on which they are made. We undertake no obligation to publicly update or review any forward looking statement, when as a result of new information, future developments or otherwise.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, developments in the world’s financial and capital markets that could adversely affect the performance of Endurance’s investment portfolio or access to capital, changes in the composition of Endurance’s investment portfolio, competition, possible terrorism or the outbreak of war, the frequency or severity of unpredictable catastrophic events, changes in demand for insurance or reinsurance, rating agency actions, uncertainties in our reserving process, a change in our tax status, acceptance of our products, the availability of reinsurance or retrocessional coverage, retention of key personnel, political conditions, the impact of current regulatory investigations, changes in accounting policies, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2007 and our Form 10-Q for the three and nine month periods ended September 30, 2008.

ENDURANCE SPECIALTY HOLDINGS LTD.
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•

All financial information contained herein is unaudited, except the balance sheet and income statement data for the years ended December 31, 2007, December 31, 2006 and December 31, 2005, which was derived from the Company’s audited financial statements.

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

•	As used in this financial supplement, “common shares” refers to our ordinary shares and class A shares, collectively.

•

Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•

GAAP combined ratios differ from statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general & administrative expense ratios.

•	NM - Not meaningful; NA - Not Applicable; LTM - Latest twelve months.

i

ENDURANCE SPECIALTY HOLDINGS LTD.
CORPORATE ORGANIZATION CHART

ii

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED FINANCIAL HIGHLIGHTS

		QUARTER ENDED DECEMBER 31,		FOR THE YEAR ENDED DECEMBER 31,
						Previous Quarter Change	Previous Year to Date Change

		2008	2007	2008	2007

HIGHLIGHTS	Net income	$16,864	$152,530	$98,624	$521,107	(88.9)%	(81.1)%
	Net income available to common shareholders	12,989	148,655	83,124	505,607	(91.3)%	(83.6)%
	Operating income [a]	60,028	160,708	198,039	540,950	(62.6)%	(63.4)%
	Operating income available to common shareholders [a]	56,153	156,833	182,539	525,450	(64.2)%	(65.3)%
	Operating cash flow	21,751	61,607	479,438	480,516	(64.7)%	(0.2)%
	Gross premiums written	235,622	277,750	2,246,420	1,781,115	(15.2)%	26.1%
	Net premiums earned	431,728	400,462	1,766,485	1,594,800	7.8%	10.8%
	Total assets	7,302,169	7,360,060	7,302,169	7,360,060	0.4%	0.4%
	Total shareholders’ equity	2,207,283	2,512,259	2,207,283	2,512,259	(12.1)%	(12.1)%

PER SHARE AND SHARES DATA	Basic earnings per common share
	Net income (as reported)	$0.23	$2.39	$1.44	$7.82	(90.4)%	(81.6)%
	Operating income (as reported) [a]	$1.00	$2.52	$3.16	$8.12	(60.3)%	(61.1)%
	Diluted earnings per common share
	Net income (as reported)	$0.22	$2.18	$1.32	$7.17	(89.9)%	(81.6)%
	Operating income (as reported) [a]	$0.94	$2.30	$2.91	$7.45	(59.1)%	(60.9)%
As Reported	Weighted average common shares outstanding	56,093	62,225	57,756	64,697	(9.9)%	(10.7)%
	Weighted average common shares outstanding and dilutive potential common shares	59,616	68,326	62,795	70,540	(12.7)%	(11.0)%

Book Value Per	Book value [b]	$35.76	$38.94	$35.76	$38.94	(8.2)%	(8.2)%
Common Share	Diluted book value (treasury stock method) [b]	$33.06	$35.05	$33.06	$35.05	(5.7)%	(5.7)%

FINANCIAL RATIOS	Return on average common equity (ROAE), net income [c]	0.6%	6.4%	3.8%	22.9%	(5.8)	(19.1)
	ROAE, operating income [a] [c]	2.8%	6.8%	8.5%	23.8%	(4.0)	(15.3)
	Return on beg. common equity (ROBE), net income [c]	0.6%	6.4%	3.6%	24.1%	(5.8)	(20.5)
	ROBE, operating income [a]	2.7%	6.7%	7.9%	25.0%	(4.0)	(17.1)

	Annualized ROAE, net income [c]	2.6%	25.6%	3.8%	22.9%	(23.0)	(19.1)
	Annualized ROAE, operating income [a] [c]	11.0%	27.1%	8.5%	23.8%	(16.1)	(15.3)
	Annualized ROBE, net income	2.5%	25.6%	3.6%	24.1%	(23.1)	(20.5)
	Annualized ROBE, operating income [a]	10.9%	27.0%	7.9%	25.0%	(16.1)	(17.1)
	Annualized investment yield	(0.3)%	4.7%	2.4%	5.1%	(5.0)	(2.7)

	Loss ratio	52.1%	36.2%	64.3%	47.0%	15.9	17.3

GAAP	Acquisition expense ratio	18.4%	22.3%	17.0%	19.3%	(3.9)	(2.3)
	General and administrative expense ratio	13.0%	16.2%	12.2%	13.6%	(3.2)	(1.4)

	Combined ratio	83.5%	74.7%	93.5%	79.9%	8.8	13.6

STAT	Acquisition expense ratio	21.4%	25.1%	16.1%	20.0%	(3.7)	(3.9)
	General and administrative expense ratio	34.6%	30.3%	12.8%	13.8%	4.3	(1.0)

	Combined ratio	108.1%	91.6%	93.2%	80.8%	16.5	12.4

[a]

Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 32 for a reconciliation to net income.

[b]	For detailed calculations please refer to page 34.

[c]

Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED STATEMENTS OF INCOME (LOSS) - QUARTERLY

	QUARTER ENDED

	DEC. 31, 2008	SEPT. 30, 2008	JUNE 30, 2008	MAR. 31, 2008	DEC. 31, 2007	DEC. 31, 2006

UNDERWRITING REVENUES
Gross premiums written	$235,622	$624,144	$518,063	$868,591	$277,750	$290,795
Premiums ceded	(55,527)	(130,121)	(48,678)	(227,804)	(62,282)	(42,340)

Net premiums written	$180,095	$494,023	$469,385	$640,787	$215,468	$248,455
Change in unearned premiums	251,633	15,606	(16,300)	(268,744)	184,994	155,260

Net premiums earned	$431,728	$509,629	$453,085	$372,043	$400,462	$403,715
Other underwriting (loss) income	(2,454)	(2,712)	1,933	(740)	9,044	1,718

Total underwriting revenues	$429,274	$506,917	$455,018	$371,303	$409,506	$405,433

UNDERWRITING EXPENSES
Losses and loss expenses	$225,103	$445,501	$275,325	$189,502	$144,852	$131,420
Acquisition expenses	79,306	70,598	75,636	74,374	89,501	81,187
General and administrative expenses	56,059	57,771	52,493	50,044	64,655	51,879

Total underwriting expenses	$360,468	$573,870	$403,454	$313,920	$299,008	$264,486

Underwriting income (loss)	$68,806	($66,953)	$51,564	$57,383	$110,498	$140,947

OTHER OPERATING REVENUE
Net investment (loss) income	($4,594)	$27,410	$60,482	$46,878	$65,310	$72,033
Interest expense	(7,568)	(7,535)	(7,534)	(7,534)	(7,532)	(7,528)
Amortization of intangibles	(2,762)	(2,588)	(2,637)	(2,688)	(1,905)	(1,126)

Total other operating revenue	($14,924)	$17,287	$50,311	$36,656	$55,873	$63,379

INCOME (LOSS) BEFORE OTHER ITEMS	$53,882	($49,666)	$101,875	$94,039	$166,371	$204,326
OTHER
Net foreign exchange (losses) gains	($40,741)	($15,477)	$5,621	($3,107)	($6,729)	$9,771
Net realized losses on investments	(11,800)	(30,069)	(4,013)	(11,484)	(4,125)	(1,908)
Income tax expense	15,523	(4,180)	(145)	(1,637)	(2,987)	(13,379)

NET INCOME (LOSS)	$16,864	($99,392)	$103,338	$77,811	$152,530	$198,810
Preferred dividends	(3,875)	(3,875)	(3,875)	(3,875)	(3,875)	(3,875)

NET INCOME (LOSS) AVAILABLE (ATTRIBUTABLE) TO COMMON SHAREHOLDERS	$12,989	($103,267)	$99,463	$73,936	$148,655	$194,935

KEY RATIOS/PER SHARE DATA
Loss ratio	52.1%	87.4%	60.7%	50.9%	36.2%	32.6%
Acquisition expense ratio	18.4%	13.8%	16.7%	20.0%	22.3%	20.1%
General and administrative expense ratio	13.0%	11.4%	11.6%	13.5%	16.2%	12.8%

Combined ratio	83.5%	112.6%	89.0%	84.4%	74.7%	65.5%

Weighted average basic shares outstanding	56,093	57,750	58,558	58,823	62,225	66,561
Weighted average dilutive shares outstanding	59,616	57,750	63,712	64,503	68,326	72,261

Basic earnings (losses) per common share	$0.23	($1.79)	$1.70	$1.26	$2.39	$2.93
Diluted earnings (losses) per common share	$0.22	($1.79)	$1.56	$1.15	$2.18	$2.70

ROAE, net income (loss) [a]	0.6%	(4.7)%	4.3%	3.2%	6.4%	9.7%

[a]

Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED STATEMENTS OF INCOME - YTD

	YEAR ENDED

	DEC. 31, 2008	DEC. 31, 2007	DEC. 31, 2006

UNDERWRITING REVENUES
Gross premiums written	$2,246,420	$1,781,115	$1,789,642
Premiums ceded	(462,130)	(206,140)	(204,078)

Net premiums written	$1,784,290	$1,574,975	$1,585,564
Change in unearned premiums	(17,805)	19,825	53,010

Net premiums earned	$1,766,485	$1,594,800	$1,638,574
Other underwriting (loss) income	(3,973)	1,602	1,390

Total underwriting revenues	$1,762,512	$1,596,402	$1,639,964

UNDERWRITING EXPENSES
Losses and loss expenses	$1,135,431	$749,081	$827,630
Acquisition expenses	299,913	307,576	317,489
General and administrative expenses	216,365	217,269	190,373

Total underwriting expenses	$1,651,709	$1,273,926	$1,335,492

Underwriting income	$110,803	$322,476	$304,472

OTHER OPERATING REVENUE
Net investment income	$130,176	$281,276	$257,449
Interest expense	(30,171)	(30,125)	(30,041)
Amortization of intangibles	(10,675)	(5,286)	(4,600)

Total other operating revenue	$89,330	$245,865	$222,808

INCOME BEFORE OTHER ITEMS	$200,133	$568,341	$527,280
OTHER
Net foreign exchange (losses) gains	($53,704)	($7,970)	$21,021
Net realized losses on investments	(57,366)	(18,302)	(20,342)
Income tax expense	9,561	(20,962)	(29,833)

NET INCOME	$98,624	$521,107	$498,126
Preferred dividends	(15,500)	(15,500)	(15,500)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$83,124	$505,607	$482,626

KEY RATIOS/PER SHARE DATA
Loss ratio	64.3%	47.0%	50.5%
Acquisition expense ratio	17.0%	19.3%	19.4%
General and administrative expense ratio	12.2%	13.6%	11.6%

Combined ratio	93.5%	79.9%	81.5%

Weighted average basic shares outstanding	57,756	64,697	66,436
Weighted average dilutive shares outstanding	62,795	70,540	71,755

Basic earnings per common share	$1.44	$7.82	$7.26
Diluted earnings per common share	$1.32	$7.17	$6.73

ROAE, net income [a]	3.8%	22.9%	25.6%

[a]

Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED BALANCE SHEETS

	DEC. 31, 2008	SEPT. 30, 2008	JUNE 30, 2008	MAR. 31, 2008	DEC. 31, 2007

ASSETS
Cash and cash equivalents	$1,061,994	$514,875	$656,158	$549,692	$567,825
Fixed income investments available for sale, at fair value	3,875,137	4,359,085	4,556,575	4,663,097	4,589,054
Short term investments available for sale, at fair value	111,333	136,624	—	—	12,646
Preferred equity securities	25,360	39,731	48,078	47,370	58,536
Other investments	284,263	338,151	366,886	369,347	358,128
Premiums receivable, net	609,387	767,526	780,838	785,493	723,832
Deferred acquisition costs	160,870	202,912	194,390	184,646	168,968
Securities lending collateral	112,940	134,256	153,062	241,343	173,041
Prepaid reinsurance premiums	149,591	205,284	205,454	268,442	122,594
Losses recoverable	587,533	643,732	590,825	454,170	276,261
Accrued investment income	30,872	32,893	37,930	33,650	38,543
Goodwill and intangible assets	200,791	202,682	205,635	208,202	206,632
Deferred tax assets	20,691	31,978	14,788	17,702	—
Receivable on pending investment sales	3,104	196,481	2,070	2,131	3,209
Other assets	68,303	63,002	73,667	50,630	60,791

TOTAL ASSETS	$7,302,169	$7,869,212	$7,886,356	$7,875,915	$7,360,060

LIABILITIES
Reserve for losses and loss expenses	$3,235,456	$3,278,934	$3,080,274	$2,928,427	$2,892,224
Reserve for unearned premiums	885,488	1,201,292	1,222,830	1,269,318	855,085
Deposit liabilities	58,622	85,701	89,718	105,115	108,943
Reinsurance balances payable	263,260	320,615	272,901	251,806	251,806
Securities lending payable	115,603	135,853	153,062	241,343	173,041
Debt	447,468	447,413	448,793	448,978	448,753
Payable on pending investment purchases	9	44,621	3,902	704	426
Deferred tax liability	—	—	—	—	922
Other liabilities	88,980	86,066	80,981	119,633	116,601

TOTAL LIABILITIES	$5,094,886	$5,600,495	$5,352,461	$5,337,741	$4,847,801

SHAREHOLDERS’ EQUITY
Preferred shares
Series A, non-cumulative	$8,000	$8,000	$8,000	$8,000	$8,000
Common shares	57,203	57,657	59,642	60,098	60,364
Additional paid-in capital	1,029,363	1,042,511	1,107,219	1,127,594	1,165,300
Accumulated other comprehensive (loss) income	(132,665)	(86,146)	(5,282)	62,705	57,725
Retained earnings	1,245,382	1,246,695	1,364,316	1,279,777	1,220,870

TOTAL SHAREHOLDERS’ EQUITY	$2,207,283	$2,268,717	$2,533,895	$2,538,174	$2,512,259

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$7,302,169	$7,869,212	$7,886,356	$7,875,915	$7,360,060

Book value per common share	$35.76	$36.55	$39.97	$39.83	$38.94
Diluted book value per common share (treasury stock method)	$33.06	$33.68	$36.72	$36.00	$35.05

RATIOS
Debt-to-capital	16.9%	16.5%	15.0%	15.0%	15.2%

ENDURANCE SPECIALTY HOLDINGS LTD.
Annual Aggregate Risk Curve

Endurance Operating Income Profile

as of January 1, 2009

The above chart represents a cumulative analysis of our in-force underwriting portfolio on a full year basis based on thousands of potential scenarios. Los years are driven largely by the occurrence of natural catastrophes and incorrect pricing of other property and casualty exposures. The operating income depicted includes net premiums earned plus net investment income, acquisition expenses and G&A expenses. The operating income depicted excludes th effects of income tax (expenses) benefits, amortization of intangibles and interest expense. Forecasted investment income, acquisition and G&A expenses are held constant across all scenarios. Losses included above are net of reinsurance. Our stated objective is to maintain a risk management tolerance that limits our loss in a 1-in-100 year year to be no more than 25% of our shareholders’ equity.

Changes in Endurance’s underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause actual results to vary considerably from those indicated by our value at risk curve. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2007.

ENDURANCE SPECIALTY HOLDINGS LTD.
Annual Aggregate Risk Curve

Annual Aggregate Risk Curve Comparison

				Change from Jan. 1, 2008 - Dec. 31, 2008 to Jan. 1, 2009 - Dec. 31, 2009		Change from July 1, 2008 - Jun. 30, 2009 to Jan. 1, 2009 - Dec. 31, 2009
(in millions)	Jan. 1, 2008 - Dec. 31, 2008	July 1, 2008 - June 30, 2009	Jan. 1, 2009 - Dec. 31, 2009	$ Change	% Change	$ Change	% Change

Median Result	$481	$380	$320	($161)	(33.5%)	($60)	(15.8%)
Average Result	421	330	370	(51)	(12.1%)	$40	12.1%

1 in 10 year annual gain (loss)	34	61	19	(15)	(44.1%)	($42)	(68.9%)
1 in 25 year annual loss	(121)	(209)	(179)	(58)	47.9%	$30	(14.4%)
1 in 50 year annual loss	(248)	(330)	(345)	(97)	39.1%	($15)	4.5%
1 in 100 year annual loss	(438)	(487)	(499)	(61)	13.9%	($12)	2.5%
1 in 250 year annual loss	(659)	(729)	(778)	(119)	18.1%	($49)	6.7%
1 in 500 year annual loss	(775)	(882)	(930)	(155)	20.0%	($48)	5.4%

Changes in Endurance’s underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause actual results to vary considerably from those indicated by our value at risk curve. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2007.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT DISTRIBUTION
FOR THE YEAR ENDED DEC. 31, 2008

Gross Premiums Written = $2,252 million [a]

Source of Business	Business Segments

Broker Distribution - Insurance	Broker Distribution - Reinsurance

[a]	Prior to deposit accounting adjustments.

[b]	Other specialty includes the agriculture line in the Insurance segment and agriculture, marine, aerospace and surety and other in the Reinsurance segment.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED SEGMENT DATA
FOR THE QUARTER ENDED DEC. 31, 2008

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Reported Totals

UNDERWRITING REVENUES
Gross premiums written	$196,323	$42,053	$238,376	($2,754)	$235,622

Net premiums written	$141,466	$41,383	$182,849	($2,754)	$180,095

Net premiums earned	$236,726	$198,361	$435,087	($3,359)	$431,728
Other underwriting loss	—	—	—	(2,454)	(2,454)

Total underwriting revenues	$236,726	$198,361	$435,087	($5,813)	$429,274

UNDERWRITING EXPENSES
Losses and loss expenses	$168,137	$53,962	$222,099	$3,004	$225,103
Acquisition expenses	27,601	61,728	89,329	(10,023)	79,306
General and administrative expenses	25,904	30,155	56,059	—	56,059

Total expenses	$221,642	$145,845	$367,487	($7,019)	$360,468

UNDERWRITING INCOME	$15,084	$52,516	$67,600	$1,206	$68,806

GAAP RATIOS
Loss ratio	71.0%	27.2%	51.1%		52.1%
Acquisition expense ratio	11.7%	31.1%	20.5%		18.4%
General and administrative expense ratio	10.9%	15.2%	12.9%		13.0%

Combined ratio	93.6%	73.5%	84.5%		83.5%

STATUTORY RATIOS
Loss ratio	71.0%	27.2%	51.1%		52.1%
Acquisition expense ratio	16.0%	62.0%	26.4%		21.4%
General and administrative expense ratio	22.8%	72.9%	34.1%		34.6%

Combined ratio	109.8%	162.1%	111.6%		108.1%

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED FINANCIAL RATIOS
FOR THE QUARTER ENDED DEC. 31, 2008

	Insurance	Reinsurance	Total Company Sub-total	Reported Totals [a]

AS REPORTED

GAAP RATIOS
Loss ratio	71.0%	27.2%	51.1%	52.1%
Acquisition expense ratio	11.7%	31.1%	20.5%	18.4%
General and administrative expense ratio	10.9%	15.2%	12.9%	13.0%

Combined ratio	93.6%	73.5%	84.5%	83.5%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)

GAAP RATIOS
Loss ratio	10.3%	11.1%	10.7%	9.5%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT

GAAP RATIOS
Loss ratio	81.3%	38.3%	61.8%	61.6%
Acquisition expense ratio	11.7%	31.1%	20.5%	18.4%
General and administrative expense ratio	10.9%	15.2%	12.9%	13.0%

Combined ratio	103.9%	84.6%	95.2%	93.0%

[a]

The difference between “Total Company Sub-total” and “Reported Totals” represents deposit accounted contracts that are excluded for internal management reporting purposes. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s loss ratio by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
INSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED

	DEC. 31, 2008	SEPT. 30, 2008	JUNE 30, 2008	MAR. 31, 2008	DEC. 31, 2007	DEC. 31, 2006

UNDERWRITING REVENUES
Gross premiums written	$196,323	$372,936	$271,973	$585,134	$216,510	$180,584

Net premiums written	$141,466	$248,601	$234,390	$356,141	$154,476	$138,436

Net premiums earned	$236,726	$270,298	$245,383	$167,982	$137,060	$102,921

UNDERWRITING EXPENSES
Losses and loss expenses	$168,137	$194,477	$188,171	$130,950	$93,553	$83,370
Acquisition expenses	27,601	24,065	29,000	23,117	22,145	11,382
General and administrative expenses	25,904	31,675	25,071	20,561	27,200	13,983

Total expenses	$221,642	$250,217	$242,242	$174,628	$142,898	$108,735

UNDERWRITING INCOME (LOSS)	$15,084	$20,081	$3,141	($6,646)	($5,838)	($5,814)

GAAP RATIOS
Loss ratio	71.0%	71.9%	76.7%	78.0%	68.3%	81.0%
Acquisition expense ratio	11.7%	8.9%	11.8%	13.8%	16.2%	11.1%
General and administrative expense ratio	10.9%	11.8%	10.2%	12.2%	19.8%	13.5%

Combined ratio	93.6%	92.6%	98.7%	104.0%	104.3%	105.6%

STATUTORY RATIOS
Loss ratio	71.0%	71.9%	76.7%	78.0%	68.3%	81.0%
Acquisition expense ratio	16.0%	8.8%	13.8%	7.7%	16.9%	18.9%
General and administrative expense ratio	22.8%	12.5%	13.4%	5.5%	18.1%	9.8%

Combined ratio	109.8%	93.2%	103.9%	91.2%	103.3%	109.7%

ENDURANCE SPECIALTY HOLDINGS LTD.
REINSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED

	DEC. 31, 2008	SEPT. 30, 2008	JUNE 30, 2008	MAR. 31, 2008	DEC. 31, 2007	DEC. 31, 2006

UNDERWRITING REVENUES
Gross premiums written	$42,053	$251,228	$246,386	$285,478	$66,039	$117,313

Net premiums written	$41,383	$245,442	$235,291	$286,667	$65,791	$117,121

Net premiums earned	$198,361	$240,975	$210,001	$205,735	$267,772	$338,266

UNDERWRITING EXPENSES
Losses and loss expenses	$53,962	$257,512	$86,737	$61,202	$42,134	$69,483
Acquisition expenses	61,728	44,528	47,499	51,157	70,641	81,883
General and administrative expenses	30,155	26,094	27,422	29,483	37,455	37,896

Total expenses	$145,845	$328,134	$161,658	$141,842	$150,230	$189,262

UNDERWRITING INCOME (LOSS)	$52,516	($87,159)	$48,343	$63,893	$117,542	$149,004

GAAP RATIOS
Loss ratio	27.2%	106.9%	41.3%	29.7%	15.7%	20.6%
Acquisition expense ratio	31.1%	18.5%	22.6%	24.9%	26.4%	24.2%
General and administrative expense ratio	15.2%	10.8%	13.1%	14.3%	14.0%	11.2%

Combined ratio	73.5%	136.2%	77.0%	68.9%	56.1%	56.0%

STATUTORY RATIOS
Loss ratio	27.2%	106.9%	41.3%	29.7%	15.7%	20.6%
Acquisition expense ratio	62.0%	22.7%	22.6%	19.4%	47.1%	31.4%
General and administrative expense ratio	72.9%	10.6%	11.7%	10.3%	56.9%	32.4%

Combined ratio	162.1%	140.2%	75.6%	59.4%	119.7%	84.4%

Note:

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. For the impact of deposit accounting on segment results, refer to page 20.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED

	DEC. 31, 2008	SEPT. 30, 2008	JUNE 30, 2008	MAR. 31, 2008	DEC. 31, 2007	DEC. 31, 2006

INSURANCE SEGMENT
Property	$40,291	$35,574	$52,360	$31,183	$37,905	$44,268
Casualty	27,810	29,196	38,737	25,124	25,851	35,976
Healthcare liability	10,704	28,010	25,485	16,492	15,256	17,067
Workers’ compensation	37,752	41,709	69,888	83,480	73,054	62,355
Agriculture	30,126	195,852	50,921	413,419	42,242	—
Professional lines	49,640	42,595	34,582	15,436	22,202	20,918

TOTAL INSURANCE	$196,323	$372,936	$271,973	$585,134	$216,510	$180,584

REINSURANCE SEGMENT
Casualty	$3,018	$53,890	$36,244	$69,301	$15,301	$50,411
Property	11,635	113,080	34,886	36,248	14,212	22,170
Catastrophe	13,986	65,825	130,217	105,234	13,499	18,912
Agriculture	1,298	3,452	5,822	10,911	7,230	(2,124)
Aerospace and Marine	10,734	9,814	24,250	36,536	11,660	26,139
Surety and other specialty	1,382	5,167	14,967	27,248	4,137	1,805

TOTAL REINSURANCE	$42,053	$251,228	$246,386	$285,478	$66,039	$117,313

TOTAL COMPANY SUBTOTAL	$238,376	$624,164	$518,359	$870,612	$282,549	$297,897
DEPOSIT ACCOUNTING ADJUSTMENT [a]	(2,754)	(20)	(296)	(2,021)	(4,799)	(7,102)

REPORTED TOTALS	$235,622	$624,144	$518,063	$868,591	$277,750	$290,795

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s gross premiums written by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED

	DEC. 31, 2008	SEPT. 30, 2008	JUNE 30, 2008	MAR. 31, 2008	DEC. 31, 2007	DEC. 31, 2006

INSURANCE SEGMENT
Property	$25,467	$20,901	$36,641	$15,003	$16,827	$19,504
Casualty	18,403	18,141	34,953	15,113	16,144	24,305
Healthcare liability	10,704	27,636	25,169	16,492	15,256	17,067
Workers’ compensation	38,776	37,685	63,482	75,906	66,428	58,607
Agriculture	4,947	109,159	44,193	222,400	21,115	—
Professional lines	43,169	35,079	29,952	11,227	18,706	18,953

TOTAL INSURANCE	$141,466	$248,601	$234,390	$356,141	$154,476	$138,436

REINSURANCE SEGMENT
Casualty	$2,824	$53,889	$36,273	$70,503	$14,908	$50,367
Property	11,634	113,080	34,886	36,220	14,212	22,170
Catastrophe	13,986	60,699	122,231	105,156	13,499	18,912
Agriculture	1,144	3,769	5,187	10,911	7,230	(2,124)
Aerospace and Marine	10,422	8,838	21,916	36,626	11,805	26,139
Surety and other specialty	1,373	5,167	14,798	27,251	4,137	1,657

TOTAL REINSURANCE	$41,383	$245,442	$235,291	$286,667	$65,791	$117,121

TOTAL COMPANY SUBTOTAL	$182,849	$494,043	$469,681	$642,808	$220,267	$255,557
DEPOSIT ACCOUNTING ADJUSTMENT [a]	(2,754)	(20)	(296)	(2,021)	(4,799)	(7,102)

REPORTED TOTALS	$180,095	$494,023	$469,385	$640,787	$215,468	$248,455

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s gross premiums written by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED SEGMENT DATA
FOR THE YEAR ENDED DEC. 31, 2008

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Reported Totals

UNDERWRITING REVENUES
Gross premiums written	$1,426,366	$825,145	$2,251,511	($5,091)	$2,246,420

Net premiums written	$980,598	$808,783	$1,789,381	($5,091)	$1,784,290

Net premiums earned	$920,389	$855,072	$1,775,461	($8,976)	$1,766,485
Other underwriting loss	—	—	—	(3,973)	(3,973)

Total underwriting revenues	$920,389	$855,072	$1,775,461	($12,949)	$1,762,512

UNDERWRITING EXPENSES
Losses and loss expenses	$681,735	$459,413	$1,141,148	($5,717)	$1,135,431
Acquisition expenses	103,783	204,912	308,695	(8,782)	299,913
General and administrative expenses	103,211	113,154	216,365	—	216,365

Total expenses	$888,729	$777,479	$1,666,208	($14,499)	$1,651,709

UNDERWRITING INCOME	$31,660	$77,593	$109,253	$1,550	$110,803

GAAP RATIOS
Loss ratio	74.1%	53.7%	64.3%		64.3%
Acquisition expense ratio	11.3%	24.0%	17.4%		17.0%
General and administrative expense ratio	11.2%	13.2%	12.2%		12.2%

Combined ratio	96.6%	90.9%	93.9%		93.5%

STATUTORY RATIOS
Loss ratio	74.1%	53.7%	64.3%		64.3%
Acquisition expense ratio	10.6%	23.5%	16.5%		16.1%
General and administrative expense ratio	11.7%	14.0%	12.7%		12.8%

Combined ratio	96.4%	91.2%	93.5%		93.2%

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED FINANCIAL RATIOS
FOR THE YEAR ENDED DEC. 31, 2008

	Insurance	Reinsurance	Total Company Sub-total	Reported Totals [a]

AS REPORTED

GAAP RATIOS
Loss ratio	74.1%	53.7%	64.3%	64.3%
Acquisition expense ratio	11.3%	24.0%	17.4%	17.0%
General and administrative expense ratio	11.2%	13.2%	12.2%	12.2%

Combined ratio	96.6%	90.9%	93.9%	93.5%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)

GAAP RATIOS
Loss ratio	7.7%	10.4%	9.0%	8.9%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT

GAAP RATIOS
Loss ratio	81.8%	64.1%	73.3%	73.2%
Acquisition expense ratio	11.3%	24.0%	17.4%	17.0%
General and administrative expense ratio	11.2%	13.2%	12.2%	12.2%

Combined ratio	104.3%	101.3%	102.9%	102.4%

[a]

The difference between “Total Company Sub-total” and “Reported Totals” represents deposit accounted contracts that are excluded for internal management reporting purposes. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities The adjustment herein reconciles the Company’s loss ratio by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
INSURANCE SEGMENT DATA

	FOR THE YEARS ENDED

	DEC. 31, 2008	DEC. 31, 2007	DEC. 31, 2006

UNDERWRITING REVENUES
Gross premiums written	$1,426,366	$741,556	$576,745

Net premiums written	$980,598	$551,970	$416,637

Net premiums earned	$920,389	$502,082	$371,762

UNDERWRITING EXPENSES
Losses and loss expenses	$681,735	$290,213	$252,310
Acquisition expenses	103,783	72,044	32,528
General and administrative expenses	103,211	89,996	49,524

Total expenses	$888,729	$452,253	$334,362

UNDERWRITING INCOME	$31,660	$49,829	$37,400

GAAP RATIOS
Loss ratio	74.1%	57.8%	67.9%
Acquisition expense ratio	11.3%	14.4%	8.7%
General and administrative expense ratio	11.2%	17.9%	13.3%

Combined ratio	96.6%	90.1%	89.9%

STATUTORY RATIOS
Loss ratio	74.1%	57.8%	67.9%
Acquisition expense ratio	10.6%	16.6%	13.9%
General and administrative expense ratio	11.7%	16.4%	10.5%

Combined ratio	96.4%	90.8%	92.3%

ENDURANCE SPECIALTY HOLDINGS LTD.
REINSURANCE SEGMENT DATA

	FOR THE YEARS ENDED

	DEC. 31, 2008	DEC. 31, 2007	DEC. 31, 2006

UNDERWRITING REVENUES
Gross premiums written	$825,145	$1,068,114	$1,371,889

Net premiums written	$808,783	$1,051,560	$1,327,919

Net premiums earned	$855,072	$1,159,261	$1,447,167

UNDERWRITING EXPENSES
Losses and loss expenses	$459,413	$502,804	$696,962
Acquisition expenses	204,912	255,091	341,194
General and administrative expenses	113,154	127,273	140,849

Total expenses	$777,479	$885,168	$1,179,005

UNDERWRITING INCOME	$77,593	$274,093	$268,162

GAAP RATIOS
Loss ratio	53.7%	43.4%	48.2%
Acquisition expense ratio	24.0%	22.0%	23.6%
General and administrative expense ratio	13.2%	11.0%	9.7%

Combined ratio	90.9%	76.4%	81.5%

STATUTORY RATIOS
Loss ratio	53.7%	43.4%	48.2%
Acquisition expense ratio	23.5%	22.1%	23.5%
General and administrative expense ratio	14.0%	12.1%	10.6%

Combined ratio	91.2%	77.6%	82.3%

Note:

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. For the impact of deposit accounting on segment results, refer to page 21.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE YEARS ENDED

	DEC. 31, 2008	DEC. 31, 2007	DEC. 31, 2006

INSURANCE SEGMENT
Property	$159,408	$134,161	$173,292
Casualty	120,867	125,124	128,933
Healthcare liability	80,692	92,361	106,988
Workers’ compensation	232,828	262,228	93,779
Agriculture	690,318	42,242	—
Professional lines	142,253	85,440	73,753

TOTAL INSURANCE	$1,426,366	$741,556	$576,745

REINSURANCE SEGMENT
Casualty	$162,453	$201,032	$400,111
Property	195,849	228,796	318,883
Catastrophe	315,262	345,187	291,755
Agriculture	21,483	131,325	107,104
Aerospace and Marine	81,334	92,882	180,203
Surety and other specialty	48,764	68,892	73,833

TOTAL REINSURANCE	$825,145	$1,068,114	$1,371,889

TOTAL COMPANY SUBTOTAL	$2,251,511	$1,809,670	$1,948,634
DEPOSIT ACCOUNTING ADJUSTMENT [a]	(5,091)	(28,555)	(158,992)

REPORTED TOTALS	$2,246,420	$1,781,115	$1,789,642

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s gross premiums written by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE YEARS ENDED

	DEC. 31, 2008	DEC. 31, 2007	DEC. 31, 2006

INSURANCE SEGMENT
Property	$98,012	$47,905	$61,290
Casualty	86,610	77,188	89,817
Healthcare liability	80,002	92,361	106,988
Workers’ compensation	215,848	238,369	86,867
Agriculture	380,699	21,115	—
Professional lines	119,427	75,032	71,675

TOTAL INSURANCE	$980,598	$551,970	$416,637

REINSURANCE SEGMENT
Casualty	$163,487	$200,385	$396,663
Property	195,822	230,211	310,795
Catastrophe	302,070	332,428	270,126
Agriculture	21,011	129,337	106,262
Aerospace and Marine	77,804	90,613	173,586
Surety and other specialty	48,589	68,586	70,487

TOTAL REINSURANCE	$808,783	$1,051,560	$1,327,919

TOTAL COMPANY SUBTOTAL	$1,789,381	$1,603,530	$1,744,556
DEPOSIT ACCOUNTING ADJUSTMENT [a]	(5,091)	(28,555)	(158,992)

REPORTED TOTALS	$1,784,290	$1,574,975	$1,585,564

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s gross premiums written by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
DEPOSIT ACCOUNTING ADJUSTMENT IMPACTS ON SEGMENT DATA
FOR THE QUARTER ENDED DEC. 31, 2008

	Includes Deposit Accounting Adjustments			Excludes Deposit Accounting Adjustments

	Insurance	Reinsurance	Total Company	Insurance	Reinsurance	Total Company

UNDERWRITING REVENUES
Gross premiums written	$196,323	$39,299	$235,622	$196,323	$42,053	$238,376

Net premiums written	$141,466	$38,629	$180,095	$141,466	$41,383	$182,849

Net premiums earned	$236,726	$195,002	$431,728	$236,726	$198,361	$435,087
Other underwriting loss	—	(2,454)	(2,454)	—	—	—

Total underwriting revenues	$236,726	$192,548	$429,274	$236,726	$198,361	$435,087

UNDERWRITING EXPENSES
Losses and loss expenses	$168,137	$56,966	$225,103	$168,137	$53,962	$222,099
Acquisition expenses	27,601	51,705	79,306	27,601	61,728	89,329
General and administrative expenses	25,904	30,155	56,059	25,904	30,155	56,059

Total expenses	$221,642	$138,826	$360,468	$221,642	$145,845	$367,487

UNDERWRITING INCOME	$15,084	$53,722	$68,806	$15,084	$52,516	$67,600

GAAP RATIOS
Loss ratio	71.0%	29.2%	52.1%	71.0%	27.2%	51.1%
Acquisition expense ratio	11.7%	26.5%	18.4%	11.7%	31.1%	20.5%
General and administrative expense ratio	10.9%	15.5%	13.0%	10.9%	15.2%	12.9%

Combined ratio	93.6%	71.2%	83.5%	93.6%	73.5%	84.5%

ENDURANCE SPECIALTY HOLDINGS LTD.
DEPOSIT ACCOUNTING ADJUSTMENT IMPACTS ON SEGMENT DATA
FOR THE YEAR ENDED DEC. 31, 2008

	Includes Deposit Accounting Adjustments			Excludes Deposit Accounting Adjustments

	Insurance	Reinsurance	Total Company	Insurance	Reinsurance	Total Company

UNDERWRITING REVENUES
Gross premiums written	$1,426,366	$820,054	$2,246,420	$1,426,366	$825,145	$2,251,511

Net premiums written	$980,598	$803,692	$1,784,290	$980,598	$808,783	$1,789,381

Net premiums earned	$920,389	$846,096	$1,766,485	$920,389	$855,072	$1,775,461
Other underwriting loss	—	(3,973)	(3,973)	—	—	—

Total underwriting revenues	$920,389	$842,123	$1,762,512	$920,389	$855,072	$1,775,461

UNDERWRITING EXPENSES
Losses and loss expenses	$681,735	$453,696	$1,135,431	$681,735	$459,413	$1,141,148
Acquisition expenses	103,783	196,130	299,913	103,783	204,912	308,695
General and administrative expenses	103,211	113,154	216,365	103,211	113,154	216,365

Total expenses	$888,729	$762,980	$1,651,709	$888,729	$777,479	$1,666,208

UNDERWRITING INCOME	$31,660	$79,143	$110,803	$31,660	$77,593	$109,253

GAAP RATIOS
Loss ratio	74.1%	53.6%	64.3%	74.1%	53.7%	64.3%
Acquisition expense ratio	11.3%	23.2%	17.0%	11.3%	24.0%	17.4%
General and administrative expense ratio	11.2%	13.4%	12.2%	11.2%	13.2%	12.2%

Combined ratio	96.6%	90.2%	93.5%	96.6%	90.9%	93.9%

ENDURANCE SPECIALTY HOLDINGS LTD.
RETURN ON EQUITY ANALYSIS

	FOR THE YEAR ENDED DEC. 31, 2008

Average common equity [a]	$2,159,771

Net premiums earned	$1,766,485
Combined ratio	93.5%
Operating margin	6.5%
Premium leverage	0.82	x
Implied ROAE from underwriting activity	5.3%

Average cash and invested assets at amortized cost	$5,529,084
Investment leverage	2.56	x
Year to date investment income yield, pretax	2.4%
Implied ROAE from investment activity	6.1%

Financing Costs [b]	(2.1)%

Implied Pre-tax Operating ROAE, for period [c]	9.3%

[a]

Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

[b]	Financing costs include interest expense and preferred dividends.

[c]

Implied pre-tax Operating ROAE considers only the main components of the Company’s return on equity — underwriting and investment returns. As such, it differs from operating ROE primarily due to the exclusion of tax on underwriting and investment profits and the tax-effected impact of amortization and interest expense.

ENDURANCE SPECIALTY HOLDINGS LTD.
ANNUALIZED OPERATING & INVESTMENT LEVERAGE

	FOR THE QUARTERS ENDED								YEARS ENDED DECEMBER 31,

	DEC. 31, 2008		SEPT. 30, 2008		JUNE 30, 2008		MAR. 31, 2008		2008		2007

Average common equity [a]	$2,038,000		$2,201,306		$2,336,035		$2,325,217		$2,159,771		$2,205,067

Net premiums earned	$431,728		$509,629		$453,085		$372,043		$1,766,485		$1,594,800

Operating leverage	0.21	x	0.23	x	0.19	x	0.16	x	0.82	x	0.72	x

Annualized operating leverage	0.85	x	0.92	x	0.78	x	0.64	x	0.82	x	0.72	x

Avgerage cash and invested assets at amortized cost	$5,570,796		$5,604,765		$5,593,901		$5,579,783		$5,529,084		$5,559,204

Investment leverage	2.73	x	2.55	x	2.39	x	2.40	x	2.56	x	2.52	x

[a] Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods and excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
INVESTMENT PORTFOLIO
AS OF DEC. 31, 2008

Type of Investment			Fair Value	Percentage

Cash and equivalents [a]			$1,065,089	19.9%
U.S. government and government agencies notes			657,748	12.3%
Government guaranteed corporates			83,036	1.5%
Corporate securities			501,222	9.3%
Foreign government			180,940	3.4%
Municipals			108,225	2.0%
Asset-backed securities			248,175	4.6%
U.S. government agency mortgage-backed securities			1,145,673	21.4%
Non-agency mortgage-backed securities			377,563	7.0%
Agency commercial mortgage-backed securities			33,325	0.6%
Non-agency commercial mortgage-backed securities			539,230	10.1%
Preferred equity securities			25,360	0.5%
Short term investments			111,333	2.1%
Other investments [b]			284,263	5.3%

Total			$5,361,182	100.0%

Ratings [e]			Fair Value	Percentage

U.S. government and government agencies notes			$657,748	15.3%
AAA/Aaa			2,787,923	65.0%
AA/Aa			163,718	3.8%
A/A			327,829	7.6%
BBB			29,902	0.7%
Below BBB			43,777	1.0%
Not Rated			933	—
Other investments [b]			284,263	6.6%

Total			$4,296,093	100.0%

Performance				Dec. 31, 2008

Yield [c]				2.4%
Duration [d]				2.28

Investment Income	Quarter Ended Dec. 31, 2008	Quarter Ended Sept. 30, 2008	Quarter Ended June 30, 2008	Quarter Ended Mar. 31, 2008

Other Investments	($62,150)	($32,789)	($519)	($16,112)

Total net investment (loss) income	($4,594)	$27,410	$60,482	$46,878

Note:	[a]	Cash and equivalents are shown net of investments pending settlement.

	[b]	Other investments includes investments in alternative and high yield bank loan funds.

	[c]	Annualized earned yield excludes realized and unrealized gains and losses on fixed maturity investments.

	[d]	Duration excludes other investments and operating cash.

	[e]	Excludes cash and equivalents.

ENDURANCE SPECIALTY HOLDINGS LTD.
STRUCTURED SECURITIES DETAIL
AS OF DECEMBER 31, 2008

Securitized (RMBS, CMBS, ABS and CDO) securities ratings	Fair Value	Percentage	Percentage of Investment Portfolio

U.S. Government and agencies	$1,178,998	50.3%	22.0%
AAA/Aaa	1,119,017	47.8%	20.9%
AA/Aa	5,142	0.2%	0.1%
A/A	18,038	0.8%	0.3%
BBB	14,790	0.6%	0.3%
Below BBB	7,551	0.3%	0.1%
Not Rated	430	—	—

Total	$2,343,966	100.0%	43.7%

Structured securities sectors (RMBS, CMBS, ABS and CDO)	Fair Value	Percentage	Percentage of Investment Portfolio

Commercial
Agency	$33,325	1.4%	0.6%
Non Agency	558,066	23.8%	10.4%
Residential
Agency	1,145,673	48.9%	21.4%
Non Agency	376,281	16.1%	7.0%
Consumer
Non Agency	230,621	9.8%	4.3%

Total	$2,343,966	100.0%	43.7%

Spread Duration 2.91 years

Commercial real estate collateralized debt obligations (CRE CDO’s)	Fair Value	Percentage	Percentage of Investment Portfolio

AAA/Aaa	$508	15.8%	0.0%
AA/Aa	545	17.0%	0.0%
A/A	713	22.1%	0.0%
BBB	915	28.4%	0.0%
Below BBB	539	16.7%	0.0%

Total	$3,220	100.0%	—

Spread Duration 3.04 years

ENDURANCE SPECIALTY HOLDINGS LTD.
LARGEST TWENTY-FIVE CORPORATE HOLDINGS
AS OF DECEMBER 31, 2008

	December 31, 2008

ISSUER (1) (2) (4)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	Credit Quality (3)

CITIGROUP INC	$21,909	$21,323	($586)	A/A
PRUDENTIAL FINANCIAL INC	20,965	19,211	(1,754)	AA/Aa
ORACLE CORPORATION	17,637	17,923	286	A/A
JPMORGAN CHASE & CO	17,471	17,440	(31)	AA/Aa
GENERAL ELECTRIC CO	15,610	15,507	(103)	AAA/Aaa
WELLS FARGO & COMPANY	15,000	15,060	60	AA/Aa
LLOYDS BANKING GROUP PLC	15,356	14,741	(615)	AA/Aa
VERIZON COMMUNICATIONS INC.	13,672	13,288	(384)	A/A
AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED	13,290	13,058	(232)	AA/Aa
HSBC HOLDINGS PLC	13,452	13,037	(415)	AA/Aa
AT&T INC	12,895	12,930	35	A/A
VODAFONE GROUP PLC	12,493	12,278	(215)	A/A
ROYAL BANK OF SCOTLAND GROUP PLC	11,133	10,444	(689)	AA/Aa
BANK OF AMERICA CORP	10,535	10,221	(314)	AA/Aa
ING GROEP NV	9,816	9,693	(123)	A/A
SIEMENS AG	9,403	9,525	122	AA/Aa
GENWORTH FINANCIAL INC.	9,000	8,820	(180)	A/A
BERKSHIRE HATHAWAY INC.	8,623	8,621	(2)	A/A
CISCO SYSTEMS, INC.	8,213	8,479	266	A/A
ASTRAZENECA PLC	8,156	8,305	149	AA/Aa
DEERE & CO	8,042	8,052	10	A/A
PEPSI BOTTLING GROUP INC	7,712	7,868	156	A/A
METLIFE INC	7,479	7,127	(352)	AA/Aa
CATERPILLAR INC	6,094	6,130	36	A/A
PEPSICO INC	5,871	6,005	134	AA/Aa

(1)	Corporate issuers exclude government-backed, government-sponsored enterprises, covered bonds and cash and cash equivalents.

(2)

Credit exposures represent only direct exposure to fixed maturities and short term investments of the parent issuer and its major subsidiaries. These exposures exclude asset and mortgage-backed securities that were issued, sponsored or serviced by the parent.

(3)	Represents weighted average credit quality of underlying issues.

(4)	Excludes fixed income preferred securities.

ENDURANCE SPECIALTY HOLDINGS LTD.
ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	Three months ended December 31, 2008			Year ended December 31, 2008

	Gross	Recoveries	Net	Gross	Recoveries	Net

Reserve for losses and loss expenses

Balance, beginning of period	$3,278,934	($643,732)	$2,635,202	$2,892,224	($454,301)	$2,437,923

Incurred
Current year	456,519	(190,456)	266,063	1,873,981	(582,010)	1,291,971
Prior years	(50,005)	9,045	(40,960)	(164,124)	7,584	(156,540)

Total Incurred	406,514	(181,411)	225,103	1,709,857	(574,426)	1,135,431

Paid
Current year	(347,864)	233,036	(114,828)	(750,324)	420,325	(329,999)
Prior years	(82,826)	2,402	(80,424)	(576,989)	16,329	(560,660)

Total Paid	(430,690)	235,438	(195,252)	(1,327,313)	436,654	(890,659)

Foreign Exchange (gains) losses	(19,302)	2,172	(17,130)	(39,312)	4,540	(34,772)

Balance, end of period	$3,235,456	($587,533)	$2,647,923	$3,235,456	($587,533)	$2,647,923

ENDURANCE SPECIALTY HOLDINGS LTD.
ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES BY SEGMENT

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE PERIODS ENDED DECEMBER 31, 2008

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Total Company

Incurred related to prior years
Quarter ended March 31, 2008	($3,743)	($35,498)	($39,241)	$1,713	($40,954)
Quarter ended June 30, 2008	(25,583)	(33,025)	(58,608)	(2,426)	(56,182)
Quarter ended September 30, 2008	(17,242)	1,849	(15,393)	3,051	(18,444)
Quarter ended December 31, 2008	(24,430)	(21,971)	(46,401)	(5,441)	(40,960)

Year ended December 31, 2008	($70,998)	($88,645)	($159,643)	($3,103)	($156,540)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2007

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Total Company

Incurred related to prior years
Quarter ended March 31, 2007	($26,507)	($23,072)	($49,579)	$6,328	($55,907)
Quarter ended June 30, 2007	(18,725)	(8,441)	(27,166)	423	(27,589)
Quarter ended Sept. 30, 2007	(25,101)	(8,112)	(33,213)	4,277	(37,490)
Quarter ended Dec. 31, 2007	(10,080)	(34,783)	(44,863)	(6,462)	(38,401)

Year ended December 31, 2007	($80,413)	($74,408)	($154,821)	$4,566	($159,387)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DECEMBER 31, 2006

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Total Company

Incurred related to prior years
Quarter ended March 31, 2006	($27,855)	($16,946)	($44,801)	($2,260)	($42,541)
Quarter ended June 30, 2006	(13,068)	41,537	28,469	6,887	21,582
Quarter ended September 30, 2006	(5,941)	(7,376)	(13,317)	(3,277)	(10,040)
Quarter ended December 31, 2006	(7,523)	(22,204)	(29,727)	(2,987)	(26,740)

Year ended December 31, 2006	($54,387)	($4,989)	($59,376)	($1,637)	($57,739)

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES BY DEVELOPMENT TAIL

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT

	FOR THE QUARTERS ENDED				FOR THE YEARS ENDED

	DEC 31, 2008	SEPT. 30, 2008	JUNE 30, 2008	MAR. 31, 2008	DEC. 31, 2008	DEC. 31, 2007

INSURANCE SEGMENT
Short tail[a]	($1,749)	($1,009)	($7,423)	($1,896)	($12,077)	($30,933)
Long tail[b]	(17,862)	(16,233)	(18,160)	(1,847)	($54,102)	(49,480)
Other[c]	(4,819)	—	—	—	($4,819)	—

TOTAL INSURANCE	(24,430)	(17,242)	(25,583)	(3,743)	(70,998)	(80,413)

REINSURANCE SEGMENT
Short tail[a]	2,094	1,884	(10,316)	(31,880)	($38,218)	(69,227)
Long tail[b]	(21,610)	3,140	1,187	(101)	($17,384)	(6,450)
Other[c]	(2,455)	(3,175)	(23,896)	(3,517)	($33,043)	1,269

TOTAL REINSURANCE	(21,971)	1,849	(33,025)	(35,498)	(88,645)	(74,408)

TOTAL COMPANY SUBTOTAL	(46,401)	(15,393)	(58,608)	(39,241)	(159,643)	(154,821)
DEPOSIT ACCOUNTING ADJUSTMENT[d]	(5,441)	3,051	(2,426)	1,713	($3,103)	4,566

REPORTED TOTALS	($40,960)	($18,444)	($56,182)	($40,954)	($156,540)	($159,387)

[a]

Short tail business is that for which development typically emerges within a period of several quarters. The Company’s short tail line of business in the Insurance segment includes its property line of business. The Company’s short tail lines in its Reinsurance segment include property, catastrophe, marine, aerospace and surety.

[b]

Long tail business is that for which development emerges over many years. The Company’s long tail lines of business in the Insurance segment includes casualty, healthcare liability, workers’ compensation and professional lines. The Company’s long tail line of business in the Reinsurance segment includes casualty.

[c]

The Company writes certain specialty lines of business for which the loss emergence is considered to be unique in nature and thus, has been included as other. The Company’s other lines of business included in the Insurance segment is agriculture and in the Reinsurance segment are agriculture, personal accident, and other.

[d]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSES

	Insurance				Reinsurance				Total Company	Deposit Accounting Adjustment [a]	Reported Totals

	Short Tail	Long Tail	Other	Total	Short Tail	Long Tail	Other	Total
AT DEC. 31, 2008
Case reserves	$59,346	$163,633	$250,278	$473,257	$463,494	$239,510	$6,534	$709,538	$1,182,795	($25,860)	$1,156,935
Total reserves	$96,775	$1,241,728	$320,354	$1,658,857	$740,812	$818,234	$74,772	$1,633,818	$3,292,675	($57,219)	$3,235,456

Case reserves / Total reserves	61.3%	13.2%	78.1%	28.5%	62.6%	29.3%	8.7%	43.4%	35.9%	45.2%	35.8%

IBNR / Total reserves	38.7%	86.8%	21.9%	71.5%	37.4%	70.7%	91.3%	56.6%	64.1%	54.8%	64.2%

AT SEPT. 30, 2008
Case reserves	$69,794	$137,169	$227,372	$434,335	$466,306	$249,167	$6,137	$721,610	$1,155,945	($25,860)	$1,130,085
Total reserves	$106,050	$1,194,845	$302,317	$1,603,212	$841,468	$840,556	$76,441	$1,758,465	$3,361,677	($57,219)	$3,304,458

Case reserves / Total reserves	65.8%	11.5%	75.2%	27.1%	55.4%	29.6%	8.0%	41.0%	34.4%	45.2%	34.2%

IBNR / Total reserves	34.2%	88.5%	24.8%	72.9%	44.6%	70.4%	92.0%	59.0%	65.6%	54.8%	65.8%

AT JUNE 30, 2008
Case reserves	$76,961	$100,219	$253,067	$430,247	$445,073	$257,920	$6,338	$709,331	$1,139,578	($41,900)	$1,097,678
Total reserves	$112,960	$1,129,238	$271,389	$1,513,587	$729,039	$839,848	$83,252	$1,652,139	$3,165,725	($85,451)	$3,080,274

Case reserves / Total reserves	68.1%	8.9%	93.2%	28.4%	61.0%	30.7%	7.6%	42.9%	36.0%	49.0%	35.6%

IBNR / Total reserves	31.9%	91.1%	6.8%	71.6%	39.0%	69.3%	92.4%	57.1%	64.0%	51.0%	64.4%

AT MAR. 31, 2008
Case reserves	$91,447	$75,515	$21,520	$188,482	$476,650	$245,327	$8,199	$730,176	$918,658	($51,541)	$867,117
Total reserves	$127,760	$1,050,603	$83,274	$1,261,637	$750,966	$837,407	$177,810	$1,766,183	$3,027,820	($99,393)	$2,928,427

Case reserves / Total reserves	71.6%	7.2%	25.8%	14.9%	63.5%	29.3%	4.6%	41.3%	30.3%	51.9%	29.6%

IBNR / Total reserves	28.4%	92.8%	74.2%	85.1%	36.5%	70.7%	95.4%	58.7%	69.7%	48.1%	70.4%

AT DEC. 31, 2007
Case reserves	$88,197	$57,282	$64,259	$209,738	$507,230	$244,276	$8,784	$760,290	$970,028	($52,131)	$917,897
Total reserves	$122,643	$968,891	$91,092	$1,182,626	$794,983	$839,744	$177,835	$1,812,562	$2,995,188	($102,964)	$2,892,224

Case reserves / Total reserves	71.9%	5.9%	70.5%	17.7%	63.8%	29.1%	4.9%	41.9%	32.4%	50.6%	31.7%

IBNR / Total reserves	28.1%	94.1%	29.5%	82.3%	36.2%	70.9%	95.1%	58.1%	67.6%	49.4%	68.3%

[a] For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
DILUTIVE SHARES FOR EPS CALCULATION

		QUARTERS ENDED DEC. 31,		YEARS ENDED DEC. 31,

		2008	2007	2008	2007

DILUTIVE SHARES OUTSTANDING:	Average market price per share	$26.52	$40.33	$33.03	$38.30
AS REPORTED	Basic weighted average common shares outstanding	56,093	62,225	57,756	64,697

	Add: weighted avg. unvested restricted share units	1,114	1,038	1,209	919
	Weighted average exercise price per share	—	—	—	—
	Proceeds from unrecognized restricted share unit expense	$18,060	$18,761	$18,060	$18,761
	Less: restricted share units bought back via treasury method	(681)	(465)	(547)	(490)

	Add: weighted avg. dilutive warrants outstanding	5,481	7,171	6,231	7,194
	Weighted average exercise price per share	$14.87	$15.87	$14.87	$15.87
	Less: warrants bought back via treasury method	(3,073)	(2,822)	(2,805)	(2,981)

	Add: weighted avg. dilutive options outstanding	2,015	2,138	2,029	2,270
	Weighted average exercise price per share	$17.51	$18.05	$17.52	$18.01
	Proceeds from unrecognized option expense	$51	$69	$51	$69
	Less: options bought back via treasury method	(1,333)	(959)	(1,078)	(1,069)

	Weighted average dilutive shares outstanding	59,616	68,326	62,795	70,540

Note:

Warrants, options and unvested restricted share units that are anti-dilutive are not included in the calculation of diluted shares outstanding. Warrants, options and unvested restricted share units are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected in the calculations above as additional treasury method repurchases. Restricted share units are included in the calculation of basic and diluted weighted shares outstanding. The treasury stock method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company’s common shares at the average market price during the period of calculation. SFAS No. 123R also requires that any unrecognized stock based compensation expense that will be recorded in future periods be included as proceeds for purposes of the treasury stock repurchases.

ENDURANCE SPECIALTY HOLDINGS LTD.
OPERATING INCOME RECONCILIATION
EARNINGS PER SHARE INFORMATION - AS REPORTED, GAAP

	QUARTERS ENDED DEC. 31,		YEARS ENDED DEC. 31,

	2008	2007	2008	2007

Net income	$16,864	$152,530	$98,624	$521,107
Add (Less) after-tax items:
Net foreign exchange losses	32,129	4,175	44,925	3,258
Net realized losses on investments	11,035	4,003	54,490	16,585

Operating income before preferred dividends	$60,028	$160,708	$198,039	$540,950
Preferred dividends	(3,875)	(3,875)	(15,500)	(15,500)

Operating income available to common shareholders	$56,153	$156,833	$182,539	$525,450

Weighted average common shares outstanding
Basic	56,093	62,225	57,756	64,697
Dilutive	59,616	68,326	62,795	70,540

Basic per common share data
Net income available to common shareholders	$0.23	$2.39	$1.44	$7.82
Add (Less) after-tax items:
Net foreign exchange losses	0.57	0.07	0.78	0.05
Net realized losses on investments	0.20	0.06	0.94	0.25

Operating income available to common shareholders	$1.00	$2.52	$3.16	$8.12

Diluted per common share data
Net income available to common shareholders	$0.22	$2.18	$1.32	$7.17
Add (Less) after-tax items:
Net foreign exchange losses	0.54	0.06	0.72	0.05
Net realized losses on investments	0.18	0.06	0.87	0.23

Operating income available to common shareholders	$0.94	$2.30	$2.91	$7.45

ENDURANCE SPECIALTY HOLDINGS LTD.
DILUTIVE SHARES SENSITIVITY ANALYSIS

DILUTIVE SHARES OUSTANDING

Market Price per Share

$26.00	$27.00	$28.00	$29.00	$30.00	$31.00	$32.00	$33.00	$34.00	$35.00	$36.00

60,085	60,243	60,389	60,526	60,654	60,773	60,885	60,990	61,089	61,182	61,270

ENDURANCE SPECIALTY HOLDINGS LTD.
BOOK VALUE PER SHARE

		DEC. 31,

		2008	2007

DILUTIVE COMMON SHARES OUTSTANDING:	Price per share at period end	$30.53	$41.73
AS-IF CONVERTED [a]	Basic common shares outstanding [b]	56,128	59,384
	Add: unvested restricted shares and restricted share units	1,120	1,041
	Add: dilutive warrants outstanding	5,095	7,095
	Weighted average exercise price per share	$14.87	$15.87
	Add: dilutive options outstanding	2,011	2,045
	Weighted average exercise price per share	$17.51	$18.12

	Book Value [c]	$2,007,283	$2,312,259
	Add: proceeds from converted warrants	75,763	112,593
	Add: proceeds from converted options	35,213	37,059

	Pro forma book value	$2,118,259	$2,461,911

	Dilutive shares outstanding	64,354	69,564

	Basic book value per common share	$35.76	$38.94
	Diluted book value per common share	$32.92	$35.39

DILUTIVE COMMON SHARES OUTSTANDING:	Price per share at period end	$30.53	$41.73
TREASURY STOCK METHOD	Basic common shares outstanding [b]	56,128	59,384

	Add: unvested restricted shares and restricted share units	1,120	1,041
	Add: dilutive warrants outstanding	5,095	7,095
	Weighted average exercise price per share	$14.87	$15.87
	Less: warrants bought back via treasury method	(2,482)	(2,698)
	Add: dilutive options outstanding	2,011	2,045
	Weighted average exercise price per share	$17.51	$18.12
	Less: options bought back via treasury method	(1,154)	(889)

	Dilutive shares outstanding	60,718	65,978

	Basic book value per common share	$35.76	$38.94
	Diluted book value per common share	$33.06	$35.05

[a]

The as-if converted method assumes that the proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercise will remain outstanding.

[b]	Basic common shares includes vested restricted share units.

[c]	Excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
SHAREHOLDER RETURN ANALYSIS

	YEARS ENDED DECEMBER 31,

	2008	2007	2006	2005	2004

Income and Return on Equity:
Net income (loss) available (attributable) to common shareholders	$83,121	$505,607	$482,626	($223,204)	$355,584

Operating income (loss) available (attributable) to common shareholders	182,539	525,450	485,409	(211,041)	348,443

Shareholders’ equity [a]	2,007,283	2,312,259	2,097,874	1,672,543	1,862,455

Net income return on beginning equity	3.6%	24.1%	28.9%	(12.0)%	21.6%
Operating return on beginning equity	7.9%	25.0%	29.0%	(11.3)%	21.2%

Book value and dividends per share:
Dilutive book value per common share (treasury stock method)	$33.06	$35.05	$28.87	$23.17	$27.91

Dividends paid per share	1.00	1.00	1.00	1.00	0.81

Change in diluted book value per common share	(5.7)%	21.4%	24.6%	(17.0)%	16.1%

Total return to common shareholders [b]	(2.8)%	24.9%	28.9%	(13.4)%	19.5%

[a]	Excludes the $200 million liquidation value of the preferred shares.

[b]	Total return to common shareholders is calculated as the change in diluted book value per common share plus dividends paid divided by beginning diluted book value per share.

ENDURANCE SPECIALTY HOLDINGS LTD.
REGULATION G

In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

Operating (loss) income is an internal performance measure used by the Company in the management of its operations. Operating (loss) income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Operating (loss) income should not be viewed as a substitute for GAAP net (loss) income. Please see page 32 for a reconciliation of operating (loss) income to net (loss) income.

Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.

The Company has included diluted book value per common share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per common share. Please see page 34 for a reconciliation of diluted book value per common share to basic book value per common share.